SUPPLEMENT DATED AUGUST 1, 2016

TO THE PROSPECTUS, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana (Class A) (Ticker: VMTTX)

Viking Tax-Free Fund for North Dakota (Class A) (Ticker: VNDFX)

(collectively, the “Funds”)

Prospectus dated April 30, 2016 (the “Prospectus”)

Summary Prospectuses dated May 4, 2016 (each a “Summary Prospectus”)

Statement of Additional Information dated April 30, 2016 (the “SAI”)

A.            Changes to Fund Summaries and Summary Prospectuses

For each Fund, (i) the Fund Summary included in the Prospectus and (ii) the applicable Summary Prospectus are revised as follows:

                (1)           Viking Tax-Free Fund for Montana

                (a)  The first paragraph (including the two bullet points that are included therein) set forth under the heading “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

“To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) Montana personal income taxes.”

(b)  The reference to “Standard and Poor’s Ratings Services” in the sixth paragraph under the heading “Principal Investment Strategies” is deleted and replaced with a reference to “S&P Global Ratings.”

                (2)           Viking Tax-Free Fund for North Dakota

                (a)  The first paragraph (including the two bullet points that are included therein) set forth under the heading “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

“To pursue its objective, the Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from (a) federal income taxes, including the federal alternative minimum tax, and (b) North Dakota personal income taxes.”

(b)  The reference to “Standard and Poor’s Ratings Services” in the sixth paragraph under the heading “Principal Investment Strategies” is deleted and replaced with a reference to “S&P Global Ratings.”

B.	Change to Legend for Summary Prospectuses

The last sentence of the legend on the first page of the Summary Prospectus for each Fund is deleted and replaced with the following:

“The Fund’s prospectus and statement of additional information, both dated April 30, 2016, as supplemented on August 1, 2016 (and as they may be further supplemented), are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.”

C.	Change to Prospectus and SAI -- Share Class Conversions

As of August 1, 2016, the Funds began offering Class I shares pursuant to a separate prospectus and statement of additional information dated August 1, 2016.  In connection with the offering of Class I shares, the Prospectus and SAI are modified to reflect that shares of one class of a Fund may be converted to shares of another class of the same Fund, provided that you are eligible to buy that share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details. Any contingent deferred sales charge associated with the shares being converted will be assessed immediately prior to the conversion for shares of the new share class.  The conversion of shares of one class of a Fund to shares of another class of the same Fund may or may not be considered a taxable event for federal income tax purposes; please consult your own tax advisor for further information. See the applicable prospectus for share class information.  Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion.  Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by telephone by calling Integrity Fund Services, LLC at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

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The information set forth in the Prospectus, Summary Prospectuses and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE